SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California		94901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 9, 2020, during a previously announced conference call and webcast, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) is announcing that the Company received the European Medicines Agency (the “EMA”) Joint Assessment Report (the “Report”) related to the EMA’s ongoing review of the Company’s Marketing Authorisation Application (the “MAA”) for valoctocogene roxaparvovec for severe hemophilia A. The Report requests that the Company submit to the EMA the full 52-week results from the 134 patients in the ongoing Phase 3 study of valoctocogene roxaparvovec with the 6e13 vg/kg dose. The Company expects the last patient will reach 52 weeks of follow-up in November 2020, and BioMarin is working with the EMA to enable a potential submission of the requested data by the end of the first quarter of 2021. As a result of the EMA’s request, the review of the Company’s MAA has reverted from an accelerated assessment to a standard review. BioMarin plans to provide additional information about its expectations regarding the timing of the MAA review after the Company has further interactions with the EMA.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements about the timing of BioMarin’s clinical development and regulatory review of valoctocogene roxaparvovec, including (i) the Company’s expectation that it will have full 52-week results from the 134 patients in the ongoing Phase 3 study of valoctocogene roxaparvovec with the 6e13 vg/kg dose in November 2020, (ii) the Company’s expectation that it will submit the full 52-week results from such trial to the EMA by the end of the first quarter of 2021, and (iii) the Company’s plans to provide additional information about its expectations regarding the timing of the MAA review.

These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: results and timing of the ongoing Phase 3 study of valoctocogene roxaparvovec with the 6e13 vg/kg dose, as well as the potential impact of the COVID-19 pandemic on (i) BioMarin’s ability to continue such clinical trial and (ii) the timing of such clinical trial, and the release of data from such trial; the content and timing of decisions by the EMA concerning the Company’s MAA for valoctocogene roxaparvovec, including the potential impact of the COVID-19 pandemic on the EMA’s abilities to issue such decisions and the timing of such decisions; and those factors detailed in BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 as such factors may be updated by any subsequent reports. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: September 9, 2020	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, General Counsel